                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                    Form 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): March 2, 1998
                                                  -------------

                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
                 ----------------------------------------------
              (Exact Name of registrant specified in its charter)
               (Originator of the Chase Credit Card Master Trust)




United States                  333-43173                    22-2382028
-------------                  ---------                    ----------
(State or other                (Commission File             (I.R.S. employer
 Jurisdiction of               Number)                      Identification No.)
 Incorporation)



                              802 Delaware Avenue
                          Wilmington, Delaware  19801
                          ---------------------------
                    (Address of principal executive offices)


 Registrant's telephone number, including area code:  (302) 575-5000
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 Item 5.   Other Events
           ------------

           On March 2, 1998, the Underwriting Agreement, dated as of March 2, 1998 (the "Underwriting Agreement"), among Chase Manhattan Bank USA, National Association ("Chase USA"), as Transferor, The Chase Manhattan Bank ("CMB"), as Servicer, and Chase Securities Inc. ("CSI"), as Representative of the Underwriters, was executed and delivered by the respective parties thereto. On March 9, 1998, the Series 1998-2 Supplement, dated as of March 9, 1998, to the Second Amended and Restated Pooling and Servicing Agreement, dated as of September 1, 1996 (the "Second Amended and Restated Pooling and Servicing Agreement"), among Chase USA, as Transferor on and after June 1, 1996, CMB, as Transferor prior to June 1, 1996 and as Servicer, and the Bank of New York, as Trustee (the "Trustee"), was executed and delivered by the respective parties thereto.



 Item 7.   Financial Statements, Pro Forma Financial Statements and Exhibits
           -----------------------------------------------------------------

           Exhibits

           4.1 Underwriting Agreement, dated as of March 2, 1998, among Chase USA, as Transferor, CMB, as Servicer, and CSI, as
                Representative of the Underwriters.

           4.2 Series 1998-2 Supplement, dated as of March 9, 1998, to the Second Amended and Restated Pooling and Servicing Agreement, among Chase USA, as Transferor on and after June 1, 1996, CMB, as Transferor prior to June 1, 1996 and as Servicer, and the Trustee.
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                                                                               2



                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                               THE CHASE MANHATTAN BANK



                               By: /s/ Patrick J. Margey
                                  ------------------------------
                               Name:   Patrick J. Margey
                               Title:  Vice President



 Date:  March 11, 1998
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                                                                               3


                               INDEX TO EXHIBITS
                               -----------------



Exhibit                                        Sequentially
 Number                 Exhibit               Numbered Pages
---------  ---------------------------------  ---------------
4.1        Underwriting Agreement, dated as          1
           of March 2, 1998, among Chase
           USA, as Transferor, CMB, as
           Servicer, and CSI, as
           Representative of the Underwriters.
4.2        Series 1998-2 Supplement, dated          31
           as of March 9, 1998, to the
           Second Amended and Restated
           Pooling and Servicing Agreement,
           among Chase USA, as Transferor
           on and after June 1, 1996, CMB,
           as Transferor prior to June 1,
           1996 and as Servicer, and the
           Trustee.